Exhibit 10.41E

THE CIT GROUP/ BUSINESS CREDIT, INC.
300 South Grand Avenue, Third Floor
Los Angeles, California 90071

Dated as of
April 9, 2003

SIMULA, INC. AND SUBSIDIARIES
2625 S. Plaza Drive, Suite 100
Tempe, Arizona 85282

Re:	Waiver of Certain Financial Covenants

Ladies and Gentlemen:

          Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender thereunder (“CITBC”), and Simula, Inc. and its subsidiaries, as borrowers thereunder (collectively, the “Companies”), dated as of December 31, 1999, as the same may be amended from time to time (the “Financing Agreement”). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

          It has come to CITBC’s attention that the Companies have failed to meet certain of the financial covenants under the Financing Agreement, including, without limitation, the following (collectively, the “Defaults”): (i) net income for the quarter ended December 31, 2002 was ($34,177,000) which fails to satisfy the covenant of $0 required under Subsection (a) of Paragraph 10 of Section 7 of the Financing Agreement; and (ii) EBITDA for the months ended January 31, 2003 and February 28, 2003 was $215,000 and $319,000, respectively, each of which fail to satisfy the $500,000 minimum monthly EBITDA covenant required under Subsection (d) of Paragraph 10 of Section 7 of the Financing Agreement.

          The Companies have requested, and CITBC has agreed, to waive the Defaults subject to the following terms and conditions:

1.	Payment by the Companies to CITBC of a fee in the aggregate amount of $25,000, such fee to be charged to the Companies’ loan account pursuant to the Financing Agreement;

2.	Payment by the Companies in full of all fees and expenses of CITBC incurred in connection with this waiver; and

3.	Receipt by CITBC of the Companies’ executed counterpart of this letter.

          The limited waiver set forth herein shall be limited precisely as written and shall not be deemed to be (a) a waiver or modification (i) of any other term or condition of the Financing Agreement or (ii) for any other measurement period, or (b) prejudice any right or remedy which CITBC may now or in the future have under or in connection with the Financing Agreement.

          This letter may be executed in counterparts and by different parties on separate counterparts, including by facsimile signature, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same letter. This letter shall become effective upon the execution of a counterpart of this letter by each of the parties hereto.

          Please acknowledge your receipt of this letter and acceptance of the foregoing terms and conditions by signing and dating the enclosed counterpart of this letter where indicated below and returning the same to the undersigned as soon as possible.

Very truly yours,

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ James Karnowski

Title: Vice President

AGREED AND ACCEPTED BY:

SIMULA, INC.,
an Arizona corporation

By:	/s/ John A. Jenson

Title:	Chief Financial Officer

SAI CAPITAL CORP.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

AI CAPITAL CORP.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA TRANSPORTATION EQUIPMENT CORPORATION,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

INTERNATIONAL CENTER FOR
SAFETY EDUCATION, INC.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA AUTOMOTIVE SAFETY
DEVICES, INC.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA COMPOSITES CORPORATION,
a Delaware corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA POLYMER SYSTEMS, INC.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA AEROSPACE & DEFENSE GROUP, INC.,
an Arizona corporation, f/k/a Simula Safety Systems, Inc.

By:	/s/ Mari I. Valenzuela

Title:	Assistant Secretary

SIMULA TECHNOLOGIES, INC.
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary

SIMULA AUTOMOTIVE SAFETY
DEVICES, LIMITED,
a United Kingdom limited company

By:	/s/ Mari I. Valenzuela

Title:	Secretary

CCEC CAPITAL CORP.,
an Arizona corporation

By:	/s/ Mari I. Valenzuela

Title:	Secretary